UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
______________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 4, 2016

COMPUTER PROGRAMS AND SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Wall Street, Mobile, Alabama 36695
(Address of Principal Executive Offices, including Zip Code)

(251) 639-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

          This Amendment No. 1 to Current Report on Form 8-K/A is being filed to include as an exhibit a corrected press release that was issued on May 16, 2016.  This corrected press release replaces the press release that was issued on May 4, 2016.

Item 2.02.          Results of Operations and Financial Condition.

          On May 16, 2016, Computer Programs and Systems, Inc. (the “Company”) issued a corrected press release announcing financial information for its fiscal first quarter ended March 31, 2016.  The press release issued on May 4, 2016 contained an error in the calculation of the provision for income taxes for the quarter ended March 31, 2016.  The Company’s provision for income taxes was $1.0 million instead of $0.2 million as initially reported.  This change affects the Company’s reported GAAP net loss for the quarter, which was $1.7 million instead of $0.9 million as initially reported; and the GAAP net loss per diluted share for the quarter, which was $0.13 per diluted share instead of $0.07 as initially reported.

          Adjusted EBITDA only changed slightly, remaining at $13.2 million, and non-GAAP earnings per share was not impacted by this change, remaining at $0.54 per diluted share.  Please see the tables set forth in the corrected press release attached hereto as Exhibit 99.1 under the caption “Reconciliations of Non-GAAP Financial Measures” for a reconciliation of each of these non-GAAP financial measures to the comparable financial measure determined in accordance with GAAP.

          Corresponding corrections have also been made to the Company’s unaudited condensed consolidated balance sheets, statements of cash flows and other supplemental information.  Additionally, the Company has recorded certain balance sheet reclassifications related to the refinement of purchase accounting amounts at March 31, 2016.

          The full text of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.  In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit
99.1	Corrected Press Release dated May 16, 2016 announcing financial results for the quarter ended March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.

Dated:	May 16, 2016	By:	/s/ J. Boyd Douglas
J. Boyd Douglas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Corrected Press Release dated May 16, 2016 announcing financial results for the quarter ended March 31, 2016.*

*  This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

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